SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                       [Amendment No. ..................]



Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:
/_/     Preliminary Proxy Statement
/_/     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
/X/     Definitive Proxy Statement
/_/     Definitive Additional Materials
/_/     Soliciting Material Pursuant toss.240.14a-12

                           Paragon Technologies, Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     Ronald J. Semanick, Corporate Secretary
      --------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.
     1)  Title of each class of securities to which transaction applies:
                                                                        --------
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
                                                                     -----------
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                   -------------
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
                                                         -----------------------
         -----------------------------------------------------------------------
     5)  Total fee paid:
                        --------------------------------------------------------
         -----------------------------------------------------------------------
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
                                ------------------------------------------------
     2)  Form Schedule or Registration Statement No.:
                                                     ---------------------------
     3)  Filing Party:
                      ----------------------------------------------------------
     4)  Date Filed:
                    ------------------------------------------------------------

                           PARAGON TECHNOLOGIES, INC.

                  600 Kuebler Road, Easton, Pennsylvania 18040
                            Telephone (610) 252-3205



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Paragon Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Holiday Inn Bethlehem, US Routes 22 and 512, 300 Gateway Drive, Bethlehem, PA 18017 on Thursday, June 20, 2002, at 9:30 a.m., local time, for the following purposes:

     1.  To elect seven directors to the Board of Directors; and

     2. To transact such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

     Only stockholders of record as of the close of business on April 29, 2002 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournment thereof. A list of stockholders of the Company entitled to vote at the meeting will be available for inspection by a stockholder at the Annual Meeting and during normal business hours at the Company's corporate offices during the ten-day period immediately prior to the Annual Meeting.













     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.









May 15, 2002                                                  RONALD J. SEMANICK
Easton, Pennsylvania                                                   Secretary

                           PARAGON TECHNOLOGIES, INC.

                  600 Kuebler Road, Easton, Pennsylvania 18040

                                 Proxy Statement


     This Proxy Statement and the accompanying form of proxy are being mailed on or about May 15, 2002 to the stockholders of Paragon Technologies, Inc. (the "Company"). They are being furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the 2002 Annual Meeting of Stockholders to be held at the Holiday Inn Bethlehem, US Routes 22 and 512, 300 Gateway Drive, Bethlehem, PA 18017 on Thursday, June 20, 2002, 9:30 a.m., local time, and at any adjournment thereof. The cost of such solicitation will be borne by the Company.

     Only the holders of record of the outstanding shares of common stock of the Company will be entitled to vote at the meeting. A stockholder giving a proxy may revoke it at any time by giving written notice of such revocation to the Secretary of the Company before it is exercised. A proxy may also be revoked by executing a later proxy or by attending the meeting and voting in person, provided written notice of such actions are given to the Secretary of the Company before the proxy is exercised.

     At the close of business as of the above record date, there were outstanding and entitled to vote 4,226,635 shares of the Company's common stock. Each holder of shares entitled to vote has the right to one vote for each share standing in the holder's name on the books of the Company.

     The shares represented by each properly executed proxy will be voted in the manner specified by the stockholder. If instructions are not given, the shares will be voted by the persons named in the accompanying proxy for the election of directors as specified below and in their discretion on any other matters properly coming before the meeting.

     Under Delaware law and the Company's Bylaws, the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast will constitute a quorum for the purposes of the Annual Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining the presence of a quorum. Directors are elected by a plurality of the votes cast at the meeting. Accordingly, directions to withhold authority, abstentions, and broker non-votes will have no effect on the outcome of the vote.



May 15, 2002

         Security Ownership of Management and Certain Beneficial Owners


     The following table sets forth certain information as of April 29, 2002 (unless otherwise noted) regarding the ownership of common stock (i) by each person known by the Company to be the beneficial owner of more than five percent of the outstanding common stock, (ii) by each director or nominee of the Company, (iii) by the executive officers of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, and (iv) by all current executive officers and directors of the Company as a group. Unless otherwise stated, the beneficial owners exercise sole voting and/or investment power over their shares.

                                                                  Right to
                                              Number of         Acquire Under
                                                Shares             Options           Percentage
                                             Beneficially        Exercisable          of Class
Beneficial Owner                                Owned          Within 60 Days            (1)
----------------                            -------------     ----------------      ------------
Emerald Advisers, Inc. (2)................      940,735                   -             22.26%
   1703 Oregon Pike
   Suite 101
   Lancaster, PA  17601

L. Jack Bradt (3).........................      354,324               2,500              8.44%
   10 Ivy Court
   Easton, PA  18045

Gilman J. Hallenbeck (4)..................      184,210                   -              4.36%

William R. Johnson........................       22,390              60,000              1.92%

Leon C. Kirschner.........................      167,302              31,250              4.66%

Theodore W. Myers (5).....................       25,200                   -                *

Anthony W. Schweiger .....................       42,000                   -                *

Steven Shulman............................      151,038               2,500              3.63%

Gordon A. Hellberg........................        2,234               8,750                *

Lee F. Schomberg..........................       28,748               8,750                *

Ronald J. Semanick........................        2,989              12,250                *

All current directors and
   executive officers as a group
   (10 persons) (3) (4) (5)...............      980,435             126,000             25.42%

-------------------------------------------

*Less than 1%.


                                       2


(1) The percentage for each individual, entity or group is based on the aggregate number of shares outstanding as of April 29, 2002 (4,226,635) and all shares issuable upon the exercise of outstanding stock options held by each individual or group that are presently exercisable or exercisable within 60 days after April 29, 2002.

(2)  This information is presented in reliance on information disclosed in a
     Schedule 13G filed with the Securities and Exchange Commission on January 14, 2002.

(3) Includes 45,883 shares held by members of Mr. Bradt's immediate family. Mr. Bradt disclaims beneficial ownership of such shares.

(4) Includes 78,000 shares held by members of Mr. Hallenbeck's immediate family. Mr. Hallenbeck disclaims beneficial ownership of such shares.

(5) Includes 2,800 shares held by members of Mr. Myers' immediate family. Mr. Myers disclaims beneficial ownership of such shares.

                              ELECTION OF DIRECTORS

     At the meeting, seven nominees will stand for election as directors of the Company to hold office for a period of one year or until their successors have been elected and qualify.

     If the enclosed proxy is duly executed and received in time for the meeting, it is the intention of the persons named therein to vote the shares represented thereby for the seven persons nominated for election as directors unless authority is withheld.

     If any nominee should refuse or be unable to serve, the proxy will be voted for such other person as shall be designated by the Board of Directors. Management has no knowledge that any of the nominees will refuse or be unable to serve.

     Information concerning the nominees for election as directors is set forth below:

               Name, Other Positions or Offices With The Company                  Director
                 and Principal Occupation for Past Five Years                      Since     Age
--------------------------------------------------------------------------------  --------   ---
L. Jack Bradt..................................................................     1958      74
L. Jack Bradt was the founder in 1958 and for 30 years  President and CEO of
   SI Handling Systems,  Inc.,  renamed Paragon  Technologies,  Inc. shortly
   after  the  Company   acquired  Ermanco   Incorporated.   Mr.  Bradt  has
   continued  as a director of the Company  since its  inception.  Mr. Bradt served in the U.S.  Marine Corps and  graduated  from Cornell  University with a  Mechanical/Industrial  Engineering Degree in 1953. After retiring as CEO of SI Handling  Systems,  Inc.,  he taught in the MBA  programs at
   Lehigh and  Cornell  Universities.  Most  recently,  he was  director  of
   Human Services in  Northampton  County,  Pennsylvania.  He is active as a director  in  a  number  of  local,  state,  and  national  organizations involved in business, education, human services, and government.

Gilman J. Hallenbeck...........................................................     2001      63
Gilman J. Hallenbeck is Chairman of the Board of Street  Lighting  Equipment
   Corporation, a manufacturer of architectural outdoor lighting and equipment.
   He has held this position since 1964. He is also a co-owner of Bolt Electric
   Co., a distributor of electrical products selling to electrical contractors,
   NUJA Realty Corporation, a commercial real estate holding and management company, and Asbury Leasing Company, a lessor of capital equipment. Mr.
   Hallenbeck has held these interests since 1967. From 1966 to 1997, he was
   Chairman of the Board of Area Lighting Research, Inc., a manufacturer and distributor of photoelectric controls and electrical energy savings devices.
   He is a graduate of the United States Military Academy at West Point.

               Name, Other Positions or Offices With The Company                  Director
                 and Principal Occupation for Past Five Years                      Since     Age
--------------------------------------------------------------------------------  --------   ---
William R. Johnson.............................................................     1999      55
William  R.  Johnson is the  President  and Chief  Executive  Officer of the
   Company.  Mr.  Johnson  joined the Company as President in March 1999 and in July 1999 was  promoted to Chief  Executive  Officer.  Before  joining
   the  Company,   Mr.  Johnson  was  with  Reliance  Electric,  a  Rockwell
   International  business.  He joined Reliance  Electric in 1977 as Manager of  A  C  Engineering  and,  in  1979,  managed  Reliance's  large  motor engineering  efforts.  In 1981,  he was  appointed  Plant  Manager of the
   Kings  Mountain,  North  Carolina  facility.  In 1986, he became  General
   Manager  of the  Engineered  Motor  Division.  From  1993  to  1995,  Mr.
   Johnson  was  the  former  General   Manager  of  Rockwell   Automation's
   Engineered  Motors and Generators  Business and from 1995 to 1998, he was the Senior Vice  President  of Rockwell  Automation's  Reliance  Electric
   Motor Group.  Mr. Johnson  received his  Bachelor's  Degree in Electrical
   Engineering from Michigan  Technological  University and his M.B.A.  from the  College of St.  Thomas.  Mr.  Johnson  is a  director  of the Lehigh
   Valley  Partnership and has served on the boards of a number of community organizations.

Leon C. Kirschner..............................................................     1999      61
Leon C.  Kirschner  is the Chief  Operating  Officer of the  Company  and
   President of Ermanco  Incorporated  since 1983. From 1968 to 1983, Mr.
   Kirschner  was  the  Senior  Vice   President  of  W&H  Systems.   Mr.
   Kirschner  began  his  career  in  1961  as an  engineer  at  Celanese
   Plastics,  and from 1963 to 1968 he worked  for P.P.G.  Industries  as
   Plant  Engineer.  Mr.  Kirschner  received  his  Bachelor's  Degree in
   Engineering from Stevens  Institute of Technology and his M.B.A.  from
   New York  University.  Mr.  Kirschner  is also a  director  of Terrace
   Food Group, Inc.

Theodore W. Myers..............................................................     2002      58
Theodore  W. Myers  retired  from Tucker  Anthony  Sutro,  an  investment banking firm, where he was First Vice President and Branch Manager of the
   Phillipsburg, New Jersey satellite office, where he served from 1991 to 2000.
   After graduating from Fairleigh Dickinson University in 1966 with a B.S. in
   Marketing and Finance, he served in the Armed Forces during the Vietnam era and subsequently returned as a National Bank Examiner for the Controller of the Currency until he became the internal auditor for Dean Witter Reynolds in
   1971. Prior to his employment with Tucker Anthony, he was a Vice President with Prudential Bache and Vice President/Manager of the Flemington, New
   Jersey office of Paine Webber from 1985 to 1991, and from 1977 to 1985, he was an Assistant Vice President with Thompson McKinnon Securities and Dean
   Witter Reynolds.

               Name, Other Positions or Offices With The Company                  Director
                 and Principal Occupation for Past Five Years                      Since     Age
--------------------------------------------------------------------------------  --------   ---
Anthony W. Schweiger...........................................................     2001      60
Anthony W.  Schweiger is the Chairman of the Board of the Company and the
   President of The Tomorrow Group, LLC, which provides specialized financial and management services for complex and strategic/turnaround business issues.
   Since March of 2001, he has also been the Managing Principal of e-brilliance, an IT consulting and education business. As a consultant, he has served as the senior acting manager in a variety of businesses, including Acting COO for WineAccess, a development stage infomediary from May 1998 to March 1999, and Acting Chief Executive Officer for Care Systems in 1995. He was Managing
   Director of the Stafford Companies, an investment banking firm, from November
   1994 until April 1995. From November 1993 through August 1994, he served as the Executive Vice President of First Advantage Mortgage Corporation, a
   mortgage banking company. Prior to that, he served as the President and Chief
   Executive Officer of Meridian Mortgage Corporation from 1987 until 1993, and the Executive Vice President/Chief Operating Officer from that company's inception in 1983. Mr. Schweiger is a graduate of the Wharton School at the
   University of Pennsylvania with a Bachelor's Degree in Economics. Mr.
   Schweiger is also a director of Radian Group Inc.

Steven Shulman.................................................................     1999      61
Steven  Shulman,  an investment  banker with over 30 years of experience, began his career in 1967 with  Burnham &  Company.  From 1970 to 1984,
   Mr. Shulman was the Senior Vice President of Corporate  Development at
   Wheelabrator.  Since 1984, Mr.  Shulman has been an investment  banker through  his  wholly-owned  company,  The  Hampton  Group,  and Latona
   Associates,  Inc.  where he serves as  Managing  Director.  Currently,
   Mr.  Shulman is a stockholder  and director in a diversified  group of companies,  including Transportation Technologies,  Inc., Terrace Food
   Group,   Inc.,  C3i  Inc.,  and  Beacon  Capital  Partners,   Inc.  In
   addition,  he serves as  Chairman  of Terrace  Food  Group,  Inc.  Mr.
   Shulman is a graduate  of Stevens  Institute  of  Technology  where he received a Bachelor's Degree in Mechanical  Engineering and a Master's
   Degree in Industrial  Management.  Mr. Shulman serves as Vice Chairman of the Board of Stevens  Institute  of  Technology.  Mr.  Shulman  was
   also  a  director  of  Ermanco   Incorporated   at  the  time  of  its
   acquisition by the Company on September 30, 1999.

                    ADDITIONAL INFORMATION CONCERNING CERTAIN
                            DIRECTORS AND COMMITTEES

     There are three standing committees of the Board of Directors: the Audit Committee, the Compensation Committee, and the Finance Committee.

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public, the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and the Company's accounting and financial reporting processes generally. Consistent with this function, the Audit Committee encourages continuous improvement of, and fosters adherence to the Company's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, review and appraise the audit efforts of the Company's independent accountants, and provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors. The Audit Committee also reviews and discusses with the Company's external auditors the scope of their annual audit and related fees as well as any other services provided by them. It reviews with the auditors the results of the review of the quarterly financial statements, the annual audit, and the year-end financial statements, and recommends to the Board of Directors matters related to the selection and engagement of the independent accountants. Mr. Bradt acted as Chairman of the Audit Committee until August of 2001, at which time Mr. Schweiger became Chairman of the Audit Committee. During the fiscal year ended December 31, 2001, the Audit Committee was comprised of Mr. Bradt, Mr. Schweiger, Mr. Gausling (until his resignation in July 2001), and Elmer D. Gates (who succeeded Mr. Gausling and subsequently resigned from the Board of Directors in March 2002). The current members of the Audit Committee are Mr. Myers, Chairman, and Messrs. Bradt and Schweiger.

     The Compensation Committee reviews and recommends to the Board of Directors matters with respect to the remuneration arrangements for officers and directors of the Company including salaries and other direct compensation and incentive stock option awards. Mr. Gausling acted as Chairman of the Compensation Committee until his resignation in July 2001, at which time Mr. Gates became Chairman of the Compensation Committee. During the fiscal year ended December 31, 2001, the Compensation Committee was comprised of Mr. Gates (who succeeded Mr. Gausling as Chairman of the Compensation Committee), and
Messrs. Hallenbeck and Shulman. The current members of the Compensation Committee are Mr. Shulman, Chairman (who succeeded Mr. Gates as Chairman of the Compensation Committee upon his resignation from the Board in March of 2002), and Messrs. Bradt and Hallenbeck.

     In December 2001, the Board of Directors established the Finance Committee. The Finance Committee's responsibilities include, but are not limited to such matters as recommending the selection and reviewing the performance of the Company's investment banking firm, reviewing the performance and adequacy of the Company's principal bank, assessing alternative funding arrangements as well as management's efforts to strengthen the Company's financial position. The members of the Finance Committee are Mr. Shulman, Chairman, and Messrs. Myers and Schweiger.

     In light of the formation of the Finance Committee to provide a more concerted focus on the banking and investment banking activities of the Company, the Board of Directors disbanded the Committee on Strategic Alternatives in April 2002. The Board decided that given its current size and composition, a separate committee was no longer appropriate to assess alternative uses of capital and study strategic alternatives to enhance shareholder value. Rather, the entire Board would work together to provide an expanded and ongoing effort to enhance shareholder value. The members of the

Committee on Strategic Alternatives during the year ended 2001 were Mr. Johnson, Chairman, and Messrs. Bradt, Shulman, and Gausling (until his resignation from the Board of Directors in July 2001).

     There were three meetings of the Audit Committee, two meetings of the Compensation Committee, three meetings of the Committee on Strategic Alternatives, and no meetings of the Finance Committee during the year ended December 31, 2001. The Board of Directors met eight times during the year ended December 31, 2001. Each director attended all of the meetings of the Board of Directors and committees of the Board of Directors on which he served, with the exception of Mr. Bradt who missed one meeting of the Board of Directors.


                            COMPENSATION OF DIRECTORS

     Directors who are also employees of the Company receive no additional remuneration for their services as directors. The Chairman of the Board of Directors and other non-employee directors receive an annual retainer of $12,000 and $6,000, respectively; a fee of $2,500 for each Board meeting attended; a fee of $600 per day for all Company-related activities undertaken at the request of the Chairman of the Board or the Chief Executive Officer of the Company; a fee of $300 per interview for all Company-related activities undertaken in connection with interviewing qualified candidates to fill vacancies in key positions within the Company; and a fee of $200 for each Board meeting held by telephone conference. There are no additional directors' fees paid for serving on the Committees of the Board of Directors. Directors are also reimbursed for their customary and usual expenses incurred in attending Board and Committee Meetings including those for travel, food, and lodging.

     The Company permits its directors, at their election, to defer receipt of payment of directors' fees. During the year ended December 31, 2001, $44,300 of directors' fees was deferred. Deferred directors' fees accrue interest at the prime rate of interest charged by the Company's principal bank or may be invested in units equivalent to shares of common stock of the Company. During the year ended December 31, 2001, distributions under the Directors' Deferred Compensation Plan totaled $58,912.

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH ON PAGE 19 SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.


                          REPORT OF THE AUDIT COMMITTEE

     The members of the Audit Committee of the Company's Board of Directors have submitted the following report for the year ended December 31, 2001.

     The functions of the Audit Committee are to recommend to the Board of Directors the independent accountants to be nominated and retained by the Company (subject to Board approval), to review the independence of such accountants and monitor the professional services provided, to review and approve the financial results of the Company, to review and approve the scope of the annual audit activities of the independent accountants, to review audit results with the independent accountants, to review with the independent accountants and management the Company's accounting and reporting principles, practices, and policies, and the adequacy of the Company's accounting, operating, and financial controls, and to assist the Board of Directors in fulfilling its fiduciary responsibilities as to the system of internal controls, accounting policies, and reporting practices and policies, and the adequacy of the Company's accounting, operating, and financial controls, and to assist the Board of Directors in fulfilling its fiduciary responsibilities as to the system of internal controls, accounting policies, and reporting practices of the Company, and the sufficiency of auditing relative thereto. The Audit Committee held three meetings in 2001. The Board of Directors, in its business judgment, has determined that each director is "independent" as defined in the applicable listing standards of the American Stock Exchange. The Committee operates pursuant to a charter that was adopted by the Board of Directors on March 7, 2000.

     The Audit Committee has reviewed and discussed the Consolidated Financial Statements of Paragon Technologies, Inc., and Subsidiaries for the years ended December 31, 2001 and December 31, 2000, and the ten months ended December 31, 1999 (the "Audited Financial Statements") with the management of the Company, and has discussed with KPMG LLP ("KPMG") the Company's independent accountants for the fiscal year ended December 31, 2001, the matters required to be discussed by SAS 61, "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards, Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with KPMG the independence of KPMG.

     Management is responsible for the Company's financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent accountants are responsible for auditing those financial statements. The Audit Committee's responsibility is to oversee these processes. It is neither the duty nor responsibility of the Audit Committee to conduct auditing or accounting review or procedures. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent accountants included in their report on the Company's financial statements. Furthermore, the Audit Committee's considerations and discussions with management, and the independent accountants do not assure that the Company's financial statements are presented in accordance with accounting principles generally accepted in the United States, that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States or that the Company's independent accountants are, in fact, "independent."

     Based on the foregoing review and discussions, the Audit Committee has recommended to the Board of Directors that the Audited Financial Statements of the Company be included on Form 10-K for the year ended December 31, 2001 for filing with the U.S. Securities and Exchange Commission.

                           Respectfully submitted,

                           Audit Committee: Anthony W. Schweiger, Chairman
                                            L. Jack Bradt

     Mr. Bradt served as Chairman of the Audit Committee until August of 2001, at which time Mr. Schweiger became Chairman of the Audit Committee. During the fiscal year ended December 31, 2001, the Audit Committee was comprised of Mr. Bradt, Mr. Schweiger, Mr. Gausling (until his resignation in July 2001), and Elmer D. Gates, who succeeded Mr. Gausling and subsequently resigned from the Board in March of 2002. The current members of the Audit Committee are Mr. Myers, Chairman, and Messrs. Bradt and Schweiger.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is currently comprised of Mr. Shulman, Chairman, and Messrs. Bradt and Hallenbeck. Mr. Bradt was formerly the CEO of the Company. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy and Practices

     It is the Company's policy to offer competitive compensation opportunities for its employees based on a combination of factors, including corporate performance and individual contribution to the business consistent with corporate needs and objectives.

     The Compensation Committee of the Company, whose members are identified above, annually reviews and recommends compensation for the Company's executive officers to the Board of Directors. The annual compensation review permits an ongoing evaluation of the link between the Company's performance and its executive compensation in the context of the compensation programs of other companies. A significant part of executive officers' compensation is dependent upon the Company's annual financial performance, including orders, sales, operating income, earnings per share, and effective management of the Company's operations.

     There are three basic elements to executive officer compensation: salary, bonus, and stock options granted at market value vesting over a four-year period. The stock option program rewards executive officers for successful long-term strategic management and enhancement of shareholder value by providing an opportunity to acquire equity ownership in the Company stressing both annual and long-term performance and supporting a performance-oriented environment which allows the Company to attract and retain qualified management personnel. The Compensation Committee believes equity ownership in the Company by management aligns the interest of stockholders and management.

     Salaries for executive officers are determined with reference to a position rate for each officer. The position rates are determined annually by evaluating the responsibilities of the position and taking into consideration, among other things, salaries paid to other executives in comparable positions in comparably sized companies, levels of experience, and job responsibilities. The Compensation Committee determines adjustments to executive officer salary based on the recommendation of the Chief Executive Officer. The salary adjustment recommendations are based on performance criteria such as financial performance, strategic decisions, personnel development, individual performance, and potential of the individual in the job. The Company regards salaries as a base for compensation and relies on the bonus opportunity and stock options to reward fairly and to provide an incentive for excellence of service and loyalty.

     The Compensation Committee awards bonuses to the Company's executive officers pursuant to an existing Management Incentive Plan. The bonus amounts for executive officers are at risk and will vary from year to year. Bonuses are awarded after the close of each year to the Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer based upon the Company's financial performance, primarily the attainment of orders, sales, and earnings per share goals. In the case of bonus participants other than the Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer, bonus allocations are made on a predetermined formula, based upon the Company's financial performance, primarily the attainment of orders, sales, and operating income. No executive officer is assured of any minimum bonus. However, in the event the Company does not reach its financial objectives, the Board of Directors has discretionary authority to award bonuses based on an executive officer's individual performance and personal contribution to the business.

     The Compensation Committee may grant stock options each year to executive officers and other employees based on a variety of factors, including the financial performance of the Company and an assessment of personal contribution. The options are granted with an exercise price equal to the market price of the Company's common stock on the date of grant, vest over a period of four years, and expire after five years. The options provide value to the recipients as the price of the Company's stock appreciates from the date when the options were granted. Historically, stock options have been granted based on position rate. The objective is to provide executive officers with equity ownership in the Company and closely align executive interests with the longer-term interests of stockholders.

CEO Compensation
----------------

Salary and Stock Options
------------------------
     The Company entered into an executive employment agreement with William R. Johnson, commencing on March 29, 1999. The employment agreement was amended and restated on October 1, 2001. Terms of the amended and restated three-year employment agreement include a base salary of not less than $265,200 per year. The amended and restated employment agreement entitles Mr. Johnson to participate in the Company's Management Incentive Plan that provides for the opportunity to receive a bonus based on the achievement of orders, sales, and earnings per share goals as defined for the applicable fiscal year by the Board of Directors.

     Mr. Johnson, the President and Chief Executive Officer of the Company, received a base salary of $265,200 during 2001, an increase of 4% over his base salary for the prior year. Mr. Johnson was also granted stock options based on his significant role in the Company's operations. The stock options to purchase 40,000 shares of the Company's common stock were granted on August 9, 2001 at an exercise price of $7.50, the fair market value of the Company's common stock on the grant date, under and subject to the terms of the Company's 1997 Equity Compensation Plan. The objective of the stock option grant is to provide Mr. Johnson with additional equity ownership opportunities and closely align his interests with the longer-term interests of stockholders.

Bonus Plan
----------
     Fiscal 2001 results were below our expectations and the record setting levels of fiscal 2000 net sales and net earnings, primarily due to a reduction in sales volume attributable to sluggish economic conditions and restructuring and severance charges. The Compensation Committee did not grant a bonus pursuant to the Management Incentive Plan to Mr. Johnson for the fiscal year ended December 31, 2001.

     Section 162(m) of the Internal Revenue Code limits to $1,000,000 the deductibility of compensation received in a year by each of the Company's five most highly compensated executive officers, exclusive of compensation which qualifies as "performance based" or falls within other exceptions provided in the statute. Awards under the Company's 1997 Equity Compensation Plan may be made on terms that will qualify for exception from the deductibility limit. However, the Compensation Committee retains discretion to make awards that are not fully deductible. Compensation paid in 2001 did not exceed the deductible limit.

Conclusion

     The Company's executive compensation program is designed to link the performance of management to accomplishing both short and long-term earnings goals, building shareholder value, and personal contribution to the business. The individual elements together provide compensation that is well suited for the Company. The management team understands the linkage of operating performance, personal contribution to the business, and their own compensation.

     The foregoing constitutes the report of the Compensation Committee of the Board of Directors for the Company's year ended December 31, 2001.

                           Respectfully submitted,

                           COMPENSATION COMMITTEE:   Steven Shulman, Chairman
                                                     Gilman J. Hallenbeck

Compensation

     Set forth below is certain information relating to compensation received by the Company's Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executive Officers").

                           Summary Compensation Table
                           --------------------------

                                                                             Long
                                                                             Term
                                                                             Comp.
                                                                            ------
                                                                            Awards
                           Fiscal                                           ------
                           Year                             Other Annual     Stock      All Other
                           Ended     Salary      Bonus      Compensation    Options    Compensation
   Name and Position        (1)      ($)(2)       ($)          ($)(3)       (#)(4)        ($)(5)
-----------------------------------------------------------------------------------------------------
William R. Johnson       12/31/01    $265,200   $      -      $ 6,788        40,000     $    9,980
   President and         12/31/00     255,000    421,132        4,920        80,000         14,713
   Chief Executive       12/31/99     166,154     50,000        3,690        40,000        150,000
   Officer (6)

Leon C. Kirschner        12/31/01     265,277      3,928        8,063        25,000         54,209
   Chief Operating       12/31/00     260,238     64,065        7,457        50,000         54,109
   Officer and           12/31/99      63,250     35,316        2,395        25,000         14,401
   President of
   Ermanco
   Incorporated (7)

Ronald J. Semanick       12/31/01     105,000     27,247        6,788         5,000          4,185
   Vice President -      12/31/00      88,787     78,446        3,143        25,000          7,579
   Finance, Chief        12/31/99      58,391      4,000            -         2,000          2,336
   Financial Officer,
   and Treasurer (8)

Gordon A. Hellberg       12/31/01     116,000     13,439        3,724         5,000          3,903
   Vice President -      12/31/00     110,000     27,104        5,230        14,000          2,378
   Sales (9)             12/31/99      26,000     14,632        1,406         7,000          1,822

Lee F. Schomberg         12/31/01     109,000     12,528        3,646         5,000          4,832
   Vice President -      12/31/00     106,000     26,242        4,014        14,000          4,505
   Marketing (10)        12/31/99      25,500     10,300        2,865         7,000          3,290

----------------------------------

(1) On September 30, 1999, the Board of Directors of Paragon Technologies, Inc. (the "Company") approved an amendment to the Company's Bylaws to change the fiscal year end of the Company from the Sunday nearest to the last day of February to December 31. For the years ended December 31, 2001 and December 31, 2000, the fiscal year consisted of twelve months. For the year ended December 31, 1999, the fiscal year consisted of ten months.

(2) This column includes employee pre-tax contributions to the Company's 401(k) Retirement Savings Plans.






                                       13



(3) This column consists of an auto allowance for the business usage of personal automobiles for Messrs. Johnson and Semanick, and also automobile benefits for Messrs. Kirschner, Hellberg, and Schomberg. Effective September 14, 2001, the monthly auto allowance for Messrs. Johnson and Semanick is $800. Prior to September 14, 2001, the monthly auto allowance for Messrs. Johnson and Semanick was $410.

(4) Options become exercisable in increments of 25% on the anniversary date of the grant. Thus at the end of four years the options are fully exercisable. All options have a term of five years.

(5) This column includes the amounts expensed for financial reporting purposes for Company contributions to the Company's 401(k) Retirement Savings Plans pertaining to basic, matching, and profit sharing contributions for all named executives. This column also includes relocation costs of $150,000 relating to Mr. Johnson during the ten months ended December 31, 1999, the cost of a supplemental health insurance plan for Messrs. Kirschner, Hellberg, and Schomberg, and the cost of a supplemental disability insurance plan for Mr. Kirschner. Pursuant to the supplemental health insurance and disability insurance plans, Mr. Kirschner received benefits in the amounts of $52,509, $52,509, and $14,221 for the years ended December 31, 2001 and December 31, 2000, and for the ten months ended December 31, 1999, respectively.

(6) Mr. Johnson became President and a Director of the Company on March 29, 1999 and Chief Executive Officer of the Company on July 21, 1999. Based on the consideration of the Company exceeding its planned basic earnings per share goal during the year ended December 31, 2000, Mr. Johnson was awarded a bonus of $421,132. In accordance with the Company's Management Incentive Plan, Mr. Johnson's bonus included cash up to his base salary of $255,000 and 18,562 shares of the Company's common stock issued under the Company's 1997 Equity Compensation Plan, valued at $166,132 based upon the closing price of $8.95 of the Company's common stock on March 8, 2001, the award date of the bonus. The Company withheld 6,172 shares of the Company's common stock for the payment of applicable taxes.

(7) Mr. Kirschner joined the Company upon the acquisition of Ermanco Incorporated on September 30, 1999, and was appointed as Director and Corporate Vice President of the Company and President of Ermanco Incorporated. On June 25, 2001, Mr. Kirschner was appointed Chief Operating Officer of the Company.

(8) Mr. Semanick was appointed Vice President - Finance, Chief Financial Officer, and Treasurer of the Company on May 10, 2000. His fiscal year 2000 remuneration above represents total compensation for the entire fiscal year of 2000.

(9) Mr. Hellberg joined the Company upon the acquisition of Ermanco Incorporated on September 30, 1999, and was appointed Vice President - Sales on June 25, 2001. His fiscal year 2001 remuneration above represents total compensation for the entire fiscal year of 2001.

(10) Mr. Schomberg joined the Company upon the acquisition of Ermanco Incorporated on September 30, 1999, and was appointed Vice President - Marketing on June 25, 2001. His fiscal year 2001 remuneration above represents total compensation for the entire fiscal year of 2001.

Stock Options Granted to Named Executive Officers During The Year Ended December 31, 2001

     The following table sets forth certain information regarding options for the purchase of the Company's common stock that were awarded to the Named Executive Officers during the year ended December 31, 2001.

               Options Grants in the Year Ended December 31, 2001
               --------------------------------------------------

                                                                                 Potential
                                      % of Total                                 Realizable
                                        Options                               Value at Assumed
                                      Granted to                                Annual Rates
                                       Employees                               of Stock Price
                                      In The Year                             Appreciation for
                           Options       Ended      Exercise                   Option Term (2)
                           Granted     December       Price     Expiration   ------------------
      Name                 (#) (1)     31, 2001     ($/Share)      Date       5% ($)    10% ($)
-------------------        -------    -----------   ---------   ----------   -------   --------
William R. Johnson          40,000       28.2%        $7.50      08/09/06    $82,884   $183,153
Leon C. Kirschner           25,000       17.6%         7.50      08/09/06     51,803    114,471
Ronald J. Semanick           5,000        3.5%         7.50      08/09/06     10,361     22,894
Gordon A. Hellberg           5,000        3.5%         7.50      08/09/06     10,361     22,894
Lee F. Schomberg             5,000        3.5%         7.50      08/09/06     10,361     22,894

------------------------------------

(1) Options vest at a rate of twenty-five percent (25%) per year on the first four (4) anniversaries of the grant dates, or will immediately vest upon a change in control of the Company.

(2) The potential realizable value portion of the foregoing table illustrates value that might be realized upon the exercise of the options immediately prior to the expiration of the term, assuming the specified rates of appreciation on the Company's common stock over the term of the options. These numbers do not take into account provisions for termination of the option following termination of employment or vesting over a period of four years. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the SEC and, therefore, are not intended to forecast possible future appreciation of the stock price.

Stock Options Exercised During The Year Ended December 31, 2001 and Held by Named Executive Officers as of December 31, 2001.

     The following table sets forth certain information regarding options for the purchase of the Company's common stock that were exercised and/or held by the Company's Named Executive Officers during the year ended December 31, 2001.

         Aggregated Option Exercises in the Year Ended December 31, 2001
                           And Year-End Option Values
                           --------------------------

                                                          Number of               Value of
                                                        Shares Covered           Unexercised
                             # of                     By Unexercised          In-The-Money
                            Shares                      Options at             Options at
                           Acquired                  December 31, 2001       December 31, 2001
                              On          Value         Exercisable/           Exercisable/
      Name                Exercise (1)   Realized     Unexercisable (1)        Unexercisable
------------------        ------------   --------    ------------------     -----------------
William R. Johnson              -         $    -       40,000/120,000       $ 38,125/164,375

Leon C. Kirschner               -              -       25,000/ 75,000         30,078/108,984

Ronald J. Semanick             375           584        9,500/ 25,000         15,156/ 51,719

Gordon A. Hellberg              -              -        7,000/ 19,000          8,422/ 28,016

Lee F. Schomberg                -              -        7,000/ 19,000          8,422/ 28,016

(1) All common shares and stock option figures have been adjusted to reflect stock splits and dividends.


Employment Agreement with William R. Johnson

     The Company entered into an executive employment agreement with William R. Johnson, its President and CEO, commencing on March 29, 1999. The employment agreement was amended and restated on October 1, 2001. Terms of the amended and restated three-year employment agreement include a base salary of not less than $265,200 per year. The amended and restated employment agreement entitles Mr. Johnson to participate in the Company's Management Incentive Plan that provides for the opportunity to receive a bonus based on the achievement of orders, sales, and earnings per share targets as defined for each fiscal year by the Board of Directors.

     The Company has the right to terminate Mr. Johnson's employment with or without cause. Cause is defined as any material breach of the employment agreement, disloyalty to the Company, willful misconduct, conviction of a felony or other criminal act. Mr. Johnson has the right to terminate the employment agreement voluntarily. The employment agreement may also be terminated upon a change in control of the Company. The employment agreement provides for severance benefits in an amount equal to two times the sum of Mr. Johnson's salary in effect plus the average of the bonus paid for the two fiscal years preceding the year of termination in the event of a termination upon a change in control. In the event of termination without cause, the employment agreement also provides for severance benefits in an amount equal to the sum of Mr. Johnson's salary in effect plus the average of the bonus paid in the two years preceding the effective date of the termination, multiplied by the number of years between the effective date of termination and the October 1, 2004 expiration date of the employment agreement. In addition, Mr. Johnson is entitled to receive other benefits normally made available by the Company and an automobile allowance for a period of years equal to the number of years between the effective date of the termination and the October 1, 2004 expiration date of the employment agreement.

     Other benefits normally made available by the Company to executive officers, including participation in any health plan, retirement savings plan, and receipt of a monthly auto allowance are also made available to Mr. Johnson under the employment agreement.


Employment Agreement with Leon C. Kirschner

     The Company entered into a three-year employment agreement with Leon C. Kirschner, a former stockholder of Ermanco Incorporated, on October 1, 1999. Effective October 1, 1999, in accordance with the employment agreement, Mr. Kirschner was appointed Corporate Vice President and a director of the Company and President of Ermanco Incorporated. On June 25, 2001, Mr. Kirschner was appointed Chief Operating Officer of the Company. Terms of the employment agreement include a base salary of not less than $253,000 per year. The employment agreement entitles Mr. Kirschner to participate in the Company's Management Incentive Plan that provides for the opportunity to receive a bonus based upon the achievement of orders, sales, and earnings per share targets as defined for each fiscal year by the Board of Directors. Effective September 1, 2001, the Board of Directors increased Mr. Kirschner's base salary to $272,328 per year.

     Under the terms of the employment agreement, Mr. Kirschner shall perform his duties and responsibilities at the Company's Spring Lake, Michigan facility or at such other location as may be established from time to time by the President and CEO of the Company, provided that Mr. Kirschner may perform duties and responsibilities at his residence in Telluride, Colorado for up to eight weeks per year so long as the Company's Spring Lake, Michigan operations have achieved certain financial goals as set forth in the plan for the applicable fiscal year approved by the President and CEO of the Company. The Company shall reimburse Mr. Kirschner for his travel expenses between Spring Lake, Michigan and Telluride, Colorado for up to twelve trips per year up to a maximum of six hundred dollars per trip.

     The Company has the right to terminate Mr. Kirschner's employment with or without cause. Cause is defined as any material breach of the employment agreement, disloyalty to the Company, willful misconduct, conviction of a felony or other criminal act. Mr. Kirschner has the right to terminate the employment agreement voluntarily. The employment agreement may also be terminated upon a change in control of the Company. The employment agreement provides for severance benefits of up to two year's base salary in the event of termination upon a change in control. In the event of termination without cause, the employment agreement also provides for severance benefits in an amount equal to the sum of Mr. Kirschner's salary in effect plus the average of the bonus paid in the two years preceding the effective date of the termination, multiplied by the lesser of two or the number of years between the effective date of the termination and the September 30, 2002 expiration date of the employment agreement. In addition, Mr. Kirschner is entitled to receive all benefits and an automobile allowance for a period of years equal to the lesser of two or the number of years between the effective date of the termination and the September 30, 2002 expiration date of the employment agreement. In the event Mr. Kirschner becomes self-employed after the termination of his employment with the Company, he shall be entitled to receive reimbursement for the reasonable business travel expenses incurred by him for a period equal to the lesser of two or the number of years between the effective date of the termination and the September 30, 2002 expiration date of the employment agreement.

     Other benefits normally made available by the Company to executive officers, including participation in any health plan, retirement savings plan, and receipt of automobile benefits are also made available to Mr. Kirschner under the employment agreement.


Employment Agreements with Other Executive Officers

     The Company entered into two-year employment agreements with each of Gordon
A. Hellberg, Lee F. Schomberg, and Ronald J. Semanick on October 1, 2001. Terms of the employment agreements include a base salary of not less than $118,000 per year for Mr. Hellberg as the Company's Vice President-Sales, a base salary of not less than $110,000 per year for Mr. Schomberg as the Company's Vice President-Marketing and a base salary of not less than $105,000 per year for Mr. Semanick as the Company's Chief Financial Officer, Vice President-Finance, and Treasurer. Effective January 1, 2002, the Board of Directors increased Mr. Semanick's base salary to $115,000. Each of the employment agreements entitle the executives to participate in the Company's Management Incentive Plan that provides for the opportunity to receive a bonus based upon the achievement of orders, sales, operating income or earnings per share targets as defined for each fiscal year by the Board of Directors.

     The Company has the right to terminate each of the executives' employment agreement with or without cause. Cause is defined as any material breach of the employment agreement, disloyalty to the Company, willful misconduct, conviction of a felony or other criminal act. Each executive has the right to terminate the employment agreement voluntarily. The employment agreements may also be terminated upon a change in control of the Company. The employment agreements provide that each executive shall be entitled, as severance pay, to continue to receive his salary in effect for a period of 18 months and receive a lump sum payment in an amount equal to one and one-half times the average of the bonus paid to the executive for the two fiscal years preceding the year in which the termination becomes effective in the event of a termination upon a change in control. In the event of termination without cause, the employment agreement also provides that the executive shall be entitled, as severance pay, to continue to receive his salary and the annual average of the bonus paid to the executive for the two years preceding the year in which the termination becomes effective for a period equal to the greater of one year or the number of years between the effective date of the termination and the October 1, 2003 expiration date of the employment agreement.

     Other benefits normally made available by the Company to executive officers, including participation in any health plan, retirement savings plan, and receipt of automobile benefits are also made available to each executive under the employment agreements.

                             STOCK PERFORMANCE CHART


     The following graph illustrates the cumulative total stockholder return on the Company's common stock during the years ended December 31, 2001 and December 31, 2000, the ten months ended December 31, 1999, and the two fiscal years ended February 28, 1999 and March 1, 1998 with comparison to the cumulative total return on the Nasdaq Stock Market - US Index, the Amex Composite Index, and a Peer Group of Construction and Related Machinery Companies. This comparison assumes $100 was invested on February 28, 1997 in the Company's common stock and in each of the foregoing indexes and assumes reinvestment of dividends.








                      [GRAPHIC OMITTED - PERFORMANCE CHART]










                                      2/28/97   2/27/98   2/26/99   12/31/99  12/29/00  12/31/01
                                      -------   -------   -------   --------  --------  --------
Paragon Technologies, Inc.              100       125        108        89        75        83
(1) Peer Group                          100       129         75        68        80        83
Amex Composite Index                    100       125        132       170       159       145

--------------------------------------

(1)  The  self-constructed  Peer Group of Construction and Related  Machinery  Companies from The
     Nasdaq-Amex  Fact  Book  &  Company  Directory  includes:   A.S.V.,  Inc.,  Bolt  Technology
     Corporation,  Columbus  McKinnon  Corporation,  Industrial  Rubber  Products,  Inc.,  Lufkin
     Industries,  Inc., Quipp, Inc., and Tesco  Corporation.  The total returns of each member of the Peer Group were  determined  in  accordance  with  Securities  and  Exchange  Commission regulations; i.e., weighted according to each such issuer's stock market capitalization.

                             INDEPENDENT ACCOUNTANTS


     The Company's independent public accountants beginning in 1968 have been KPMG LLP. Representatives of that firm are expected to be present at the stockholders' meeting and available for questions and will be given an opportunity to make a statement if they so desire.

     The following additional information is provided as required by the Securities and Exchange Commission:

Fees billed to the Company by KPMG LLP during 2001
--------------------------------------------------

     The following table presents professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2001 and fees billed for other services rendered by KPMG LLP.

     Audit fees, excluding audit related                  $143,500
                                                           =======

     All other fees:
          Audit-related fees (1)                           113,950
          Other non-audit services (2)                     135,940
                                                           -------
              Total all other fees                        $249,890
                                                           =======

(1) Audit-related fees consisted principally of due diligence assistance, audits of financial statements of employee benefit plans, reviews of registration statements, and issuance of consents.

(2) Other non-audit services consisted of principally of tax compliance services and tax services related to due diligence assistance.

                    -----------------------------------------


                           2003 STOCKHOLDER PROPOSALS

     Appropriate stockholder proposals and nominations of directors which are intended to be presented at the 2003 Annual Stockholders' Meeting must be received by the Company no later than January 16, 2003, in order to be included in the 2003 proxy materials.

     With respect to stockholder proposals and nominations of directors not included in the Company's proxy statement, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Bylaws (the "Bylaw Deadline"). Under the Company's bylaws, in order to be deemed properly presented, notice must be delivered to the Secretary of the Company at the principal executive offices of the Company no less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. If the date of next year's annual meeting is earlier than May 21, 2003 or later than August 19, 2003, however, your written notice of intent must be delivered between the 120th day before next year's annual meeting and the later of the 90th day before next year's annual meeting, or the 10th day after our first public announcement of next year's annual meeting date. The stockholder's notice must set forth the information required by the Bylaws.

     If the Board of Directors decides to propose, for next year's annual meeting, an increase in the number of directors, the advance notice requirements will differ from those described above solely with respect to nominations of individuals for the new position(s) created by the increase if we fail to make a timely public announcement of the proposal. Our public announcement must be made as described in our Bylaws. To be considered timely, our first public announcement of such a proposal must be made at least 70 days prior to the first anniversary of the preceding year's annual meeting. If we fail to meet the applicable deadline for making a timely public announcement and you would like to nominate individuals for the new position(s) created by the increase, you must deliver your written notice of intent by no later than the 10th day after our first public announcement. Your written notice of intent may nominate individuals only for new position(s) created by the increase, and must contain the information required by the Bylaws.

     The Company may utilize discretionary authority conferred by proxy voting on any proposals not included in the Company's proxy if the stockholder does not give the Company notice of such matter by April 1, 2003. Proxy proposals are to be sent to the attention of Corporate Secretary, Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040.


                    -----------------------------------------


           SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than 10% of our common stock (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of these reports. Based solely on our review of those documents received by us, and written representations, if any, received from reporting persons with respect to the filing of reports on Forms 3, 4, and 5, we believe that all filings required to be made by the reporting persons for the year ended December 31, 2001 were made on a timely basis.


                    -----------------------------------------


                                  OTHER MATTERS

     The Company may pay brokers, nominees, fiduciaries, or other custodians for their reasonable expenses in sending proxy materials to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies primarily by mail, but directors, officers, and regular employees of the Company may also solicit in person, by telephone, telegraph, or telefax.

     As of the date of this Proxy Statement, management has no knowledge of any matters to be presented at the meeting other than those referred to above. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgment.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2001. REQUESTS SHOULD BE DIRECTED TO THE CORPORATE SECRETARY, 600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040.


                   -----------------------------------------

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders

                           PARAGON TECHNOLOGIES, INC.

                                  June 20, 2002

















--------
         Please mark your
   X     vote as in this
         example.
--------


 This proxy is solicited by the Board of Directors. Management recommends a vote
                          FOR the Directors nominated.


                     FOR       WITHHELD
1.  ELECTION         /__/        /__/      Nominees:                    2.  In their discretion, the Proxies are authorized to vote
    OF DIRECTORS                                                            upon such other matters as may properly come before the
                                               L. Jack Bradt                meeting or at any adjournments thereof.

For, except vote withheld from the following   Gilman J. Hallenbeck
nominee(s):
                                               William R. Johnson
(INSTRUCTION:  To withhold authority to
 vote for any individual nominee, print        Leon C. Kirschner
 that nominee's name on the line below.)
                                               Theodore W. Myers

                                               Anthony W. Schweiger

                                               Steven Shulman
-----------------------------------------

                                                                      PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD
                                                                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                                             I plan to attend the meeting.    /__/

SIGNATURE(S) _________________________________________________                               Date___________________________________

Note:   Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.


















                           PARAGON TECHNOLOGIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Anthony W. Schweiger and Ronald J. Semanick, or either of them acting in the absence of the other, as proxy holders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Paragon Technologies, Inc., held of record by the undersigned on April 29, 2002, at the Annual Meeting of Stockholders to be held on June 20, 2002, at 9:30 a.m., local time, or at any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. This proxy may be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof. The Board of Directors does not presently know of any other matters to be presented at the meeting.

         Please vote and sign on the other side. No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States.


                                                                  --------------
                                                                        SEE
                                                                      REVERSE
               (To Be Signed On Reverse Side)                           SIDE
                                                                  --------------